Gabelli Global Series Funds, Inc.

The Gabelli Global
Convertible Securities Fund

First Quarter Report - March 31, 1997

[Photo of Hart Woodson]

Investment Results(a)
--------------------------------------------------------------------------------
                                           Quarter
                             ----------------------------------
                              1st        2nd       3rd      4th      Year
                              ---        ---       ---      ---      ----
1997:  Net Asset Value       $10.27        --       --       --       --
       Total Return .......    0.9%        --       --       --       --
--------------------------------------------------------------------------------
1996:  Net Asset Value       $11.34     $11.55   $11.41   $10.18   $10.18
       Total Return .......    5.1%       1.9%    (1.2)%   (0.3)%    5.5%
--------------------------------------------------------------------------------
1995:  Net Asset Value       $10.09     $10.64   $11.05   $10.79   $10.79
       Total Return .......    1.6%       5.5%     3.9%     1.2%    12.6%
--------------------------------------------------------------------------------
1994:  Net Asset Value       $10.38     $10.37   $10.64   $ 9.93   $ 9.93
       Total Return .......    3.8%(b)   (0.1)%    2.6%    (5.2)%    0.9%(b)
--------------------------------------------------------------------------------

--------------------------------------------
 Average Annual Returns - March 31, 1997(a)
 ------------------------------------------

1 Year ............................... 5.5%
Life of Fund(b) ...................... 6.4%
--------------------------------------------

                     Dividend History
--------------------------------------------------------
Payment (ex) Date   Rate Per Share    Reinvestment Price
-----------------   --------------    ------------------
December 31, 1996       $1.200              $10.18
December 29, 1995       $0.393              $10.79
December 30, 1994       $0.160              $ 9.93

(a) Average annual and total returns reflect changes in share price, reinvestment of dividends and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

To Our Shareholders:

      For the first quarter ended March 31, 1997, The Gabelli Global Convertible Securities Fund's total return was 0.9%. This compares to a 1.0% decline in the Merrill Lynch Global 300 Convertible Index over the same period. Since convertibles are a hybrid security combining the current income characteristics of bonds with the capital gains potential of stocks, it is useful to compare your Fund's performance to these broader asset classes. During the first quarter, global bond markets, as measured by the Merrill Lynch Global Bond Index, fell 3.0% while global equity markets, as measured by the Morgan Stanley Capital International World Free Index, rose by 0.4%. After a good start to the year, financial assets suffered when the U.S. Federal Reserve Board raised short-term interest rates in a "preemptive" strike against inflation. A strong dollar also hampered returns for U.S.-based investors. Your Fund outperformed due to its strong performance in Latin America, relative underweighting in Japan, and reduced currency exposure.

Our Investment Objective

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve an above-average rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

Our Approach

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the pick-up in industrial demand.

What are Global Convertible Securities?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

      The total capitalization of the global convertible market is about $380 billion. About 51% ($193 billion) has been issued by Japanese companies, 27% ($103 billion) by U.S. issuers, 16% ($60 billion) by European, 5% ($19 billion) by Asian, and 1% ($3.8 billion) by Latin American issuers. The size of the market compares favorably to other low volatility, higher yielding asset classes, such as real estate investment trusts (REITs) which enjoy only a $63 billion market capitalization.

Commentary:  First Quarter 1997

      He did it. Alan Greenspan took away the punch bowl. After much forewarning, the Federal Reserve (Fed) Chairman, fearing strong job growth and rising wage rates, increased short-term interest rates in a preemptive strike against inflation. And so financial markets fell. Greenspan should be pleased. Before the U.S. stock market reached truly bubble like proportions, irrational exuberance was wrung from share prices. We see this as a healthy (and long overdue) correction rather than the start of a secular bear market. As discussed in our previous report, we believe 1997 will be a year of consolidation in the U.S. market following two years of abnormal gains. We expect markets to remain volatile as investors grapple with forthcoming earnings and economic data. Consequently, we believe that our value approach to stock pricing combined with a convertible securities overlay provides an attractive investment approach.

      Economic activity outside the U.S. remains sluggish. Recovery in Japan is still fragile against a backdrop of fiscal tightening (i.e. increased sales taxes). The weak yen and low interest rates have benefited exporters (i.e. Sony, Kawasaki Heavy). As domestic demand picks up, we expect this trend to reverse, favoring companies with a local focus. According to the Financial Times (FTA), Japanese stocks fell 12% in U.S. dollar terms during this quarter.

      Asian stocks, ex-Japan, were also weak, falling 4.4% on interest rate jitters. The exception was Taiwan, whose market rose 8.4% on better corporate earnings and expectations of a rebound in export growth (i.e. Yang Ming). We expect good GDP growth in China (10% in 1997) with lower interest rates to favor investments such as Quingling Motors Ltd. and New World Infrastructure Ltd.

      In the U.K., the fear of increased interest rates after a presumed Labor victory in the May general elections kept a damper on the market, which was up only 0.9%. Mainland Europe fared better, up 6.7%, as cost savings, low interest rates and a weak dollar combined to improve share prices.

      Latin America was the best performing region of the quarter with a gain of 18.7%. The Argentine economy is expected to show impressive growth of 5.2% in 1997 with low inflation due to the currency peg with the U.S. dollar. Compelling company valuations should provide a cushion to our investments in Nortel Inversora SA and IRSA, even if U.S. interest rates rise further.

      Over the remainder of 1997, we expect international markets to outperform the U.S.-based on superior company fundamentals and a more favorable point in the interest rate cycle.

THE PORTFOLIO

Global Allocation

      The chart at the right represents the Fund's holdings by geographic region on March 31, 1997. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL]

HOLDINGS BY GEOGRAPHIC REGION - 3/31/97

Asia/Pacific Rim           29.5%

Europe                     18.7%

Japan                      12.8%

Latin America               4.3%

Other                       2.5%

United States              32.2%

Let's Talk Converts

Quingling Motors Ltd. (Sub. Deb. Cv. 3.50% 1/1/2002) is one of China's leading manufacturers of light-duty trucks, with a 24% market share. The company produces a variety of these trucks, including pick-up trucks and minibuses, which it sells under the Isuzu brand name. Isuzu owns 7.3% of Quingling, which has a market capitalization of over $1 billion. Earnings rose 139% in 1996 because of a 15% increase in unit sales, an estimated 2.5% rise in average selling prices and a 10% yen devaluation against the renminbi. Over 50% of the company's component parts are sourced from Isuzu of Japan. Growth is expected to continue with the roll out of the new T- series pick-up trucks. The balance sheet is strong with a ratio of net debt to equity of only 8%.

      At $98.875, Quingling's 3.50% mandatory convertible of January 2002 has an 11% premium and a current yield of 3.50% versus a dividend yield of 1.1% on the stock. In the event that the stock price does not rise above its original conversion price of HK $4.5 after five years, the conversion price can be adjusted downward by up to 30%. This so-called downside reset feature offers additional protection to the convertible holder.

Kawasaki Heavy Industries Ltd. (Sub. Deb. Cv. 0.80% 9/28/01) is a manufacturer and developer of transport equipment and industrial heavy machinery for military and commercial purposes in Japan. The company's products range from aerospace and shipbuilding products to railroad cars and motorcycles. In the fiscal year 1996, operating profits rose 35% on a 5% increase in sales. Sales at the aerospace division, which account for 19% of total sales, rose by 10% as mass production began for the Boeing 777. The weaker yen also helped increase profitability as nearly 30% of group sales are derived from overseas markets. In the future, we expect continued good earnings growth as the company's new chairman, Hiroshi Oba focuses on improving margins and reducing costs. A 10% reduction in the workforce is planned over the next five years.

      At $110.50, Kawasaki's 0.8% yen denominated convertible bond due September 2001, trades at a low 7% premium and will enjoy much of the equity's upside potential. On the downside, the convertible's bond floor or investment value is estimated at $95.50 or 50 basis points over the equivalent Japanese government bond yield. This represents about a 15% downside risk for the convertible bond which is rated Baa1 by Moody's Investors Service, Inc., assuming interest rates and credit spreads remain constant.

Tanayong Public Company Ltd. (TYONG - $0.66 - Thailand) is a developer of real estate and infrastructure projects in Thailand. It's main project is the Bangkok Transit System Company (BTSC), in which it owns a 74% stake. By recently reducing its stake from 100%, Tanayong raised sufficient cash to meet its future capital expenditure needs and strengthen its balance sheet. We expect the BTSC project to be spun off in an initial public offering later this year. At the proposed price of Baht 25 per share, Tanayong's stake would be worth $500 million or about four times its current stock market capitalization.

United News and Media (Sub. Deb. Cv. 6.125% 12/03/03) (UNWS), the U.K. based information and publication group, was formed in early 1996 as the merger between United News and MAI. Over the last year, a number of disposals and acquisitions were made. The restructured company, under Lord Hollick's leadership, consists of four divisions engaged in Consumer Publishing (The Express), Broadcasting and Entertainment (Channel 5), Financial Services (Garvin), and Business Services (Blenheim). During the fiscal year ended March 31, 1997, operating profits grew by over 35% in the Broadcasting and Business Services divisions. Results in the Consumer Publishing area suffered due to higher newsprint prices which peaked last year. Financial Services were down in lower trading volume. The balance sheet is strong with interest coverage at over 8 times estimated 1998 free cash flow.

      At 104%, UNWS's 6.125% sterling bond due 2003 has a modest 12.6% premium and 5.89% current yield versus a 4% yield on the stock. The convertible cannot be called until December 2001. With a bond floor of approximately 86% (20% downside), the convertible offers an attractive risk adjusted investment alternative to the common.

Nortel Inversora SA (NRT - $45.00 - NYSE) was organized by a union of Argentine and international investors to acquire a controlling interest in the common stock of Telecom Argentina STET- France S.A. (`Telecom'). Telecom Argentina provides local, long distance and internet telecommunication services. The company has a monopoly on these services in Northern Argentina until the year 2000. In the first quarter of 1997, the government finally implemented a tariff re-balancing plan lifting a key uncertainty from the stock. On a valuation basis, the stock is cheap, trading at an enterprise value to 1997 EBITDA multiple of 5.4 times or a 6.2% discount to other Latin American Telcos. We believe that the resolution of the tariff re-balancing question could lead to multiple expansion and have set a one year price target of $55.

      At a price of $45, Nortel's 10% Mandatory Exchangeable Debt Securities of December 2000, have a 10% premium and current yield of over 9% versus a dividend yield of 4.7% on the common stock.

Minimum Initial Investment - $1,000

      The minimum initial investment will be $1,000 until the Fund has grown to over $100,000,000 in assets under management, at which time the minimum will increase to $25,000 for new investors. There is no initial minimum investment for accounts established through our Automatic Investment Plan. Shares of the Fund are being offered at no load. Furthermore, The Gabelli Global Convertible Securities Fund and many of our other Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

In Conclusion

      The future for global convertible investing promises to be rewarding. We appreciate your confidence in our investment abilities and promise to continue working to find the best investment opportunities in the world.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GAGCX. Please call us during the day for further information.

      We thank you for your investment with us and will strive to achieve our shared investment objective of strong risk-adjusted returns.

                                          Sincerely,


                                          /s/ Hart Woodson

                                          A. Hartswell Woodson, III
                                          Vice President and Portfolio Manager
May 1, 1997

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1997
                                 --------------
 Finaxa                                  Far Eastern Department Stores Co.
 Metro Pacific Capital Ltd.              British Airport Authority
 IRSA                                    Speedway Motorsports
 Michelin France                         Alfa S.A.
 Mahindra & Mahindra                     International CableTel Incorporated
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments -- March 31, 1997 (Unaudited)
================================================================================
   Principal                                                             Market
    Amount                                                               Value
    ------                                                               -----
                CONVERTIBLE SECURITIES -- 91.19%
                CONVERTIBLE CORPORATE BONDS -- 73.48%

                AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.31%
$   250,000     Mahindra & Mahindra
                  Sub. Deb. Cv. 5.00%, 07/09/01....................  $  262,750
                                                                     ----------
                BUILDING AND CONSTRUCTION -- 2.82%
    250,000     Bacnotan Consolidated Sub. Deb. Cv
                  5.50%, 06/21/04..................................     205,000
    100,000     New World Infrastructure Ltd. Sub. Deb. Cv.
                  5.00%, 07/15/01(e)...............................     115,850
                                                                     ----------
                                                                        320,850
                                                                     ----------
                CABLE -- 2.19%
    250,000     International CableTel Incorporated Sub. Deb. Cv.
                  7.25%, 04/15/05 (e)..............................     248,750
                                                                     ----------
                CONSUMER PRODUCTS -- 6.62%
    150,000     Central Garden and Pet Company
                  6.00 11/15/03(e).................................     142,500
 20,000,000(b)  Matsushita Electric Industrial Co., Ltd.
                  Sub. Deb. Cv. 1.30%, 03/29/02....................     195,666
 20,000,000(b)  Matsushita Electric Work, Ltd.
                  Sub. Deb. Cv. 2.70%, 05/31/02....................     201,326
 20,000,000(b)  Sony Corporation Sub. Deb. Cv.
                  0.15%, 03/30/01..................................     213,615
                                                                     ----------
                                                                        753,107
                                                                     ----------
                DIVERSIFIED INDUSTRIAL -- 10.37%
    150,000     First International Computer
                  1.00%, 3/12/04...................................     155,952
    100,000     Grand Metropolitan Ind. Plc
                  6.5%, 1/31/00....................................     118,750
 20,000,000(b)  Kawasaki Heavy Industries Ltd. Sub.
                  Deb. Cv. 0.80%, 09/28/01.........................     178,526
 10,000,000(b)  Kokusai Electric Co. Ltd. Sub. Deb. Cv.
                  1.30%, 09/30/02..................................      83,603
  1,134,000(a)  La Rochette Deb. Cv.
                  5.00%, 01/01/02..................................     207,913
    100,000     President Enterprises Sub. Deb. Cv.
                  Zero Coupon, 07/22/01............................     164,750
    100,000     PT Eka Gunatama Mandiri Sub. Deb. Cv
                  4.00%, 10/04/97..................................     118,750
    150,000     U.S. Filter Corp.
                  4.50%, 01/22/02..................................     151,125
                                                                     ----------
                                                                      1,179,369
                                                                     ----------
                ENERGY -- 1.51%
    100,000     Pennzoil Company Sub. Deb. Cv.
                  6.50%, 01/15/03..................................     172,250
                                                                     ----------
                ENTERTAINMENT -- 2.26%
    250,000     Speedway Motorsports
                  5.75%, 09/30/03..................................     256,875
                                                                     ----------
                FINANCIAL SERVICES -- 9.80%
  1,328,900(a)  Finaxa Sub. Deb. Cv.
                  3.00%, 01/01/01..................................     297,746
    200,000     MBI Finance Ltd. zero coupon,
                  12/18/01(e)......................................     144,000
    250,000     Medya Holding Sub. Deb. Cv.
                  10.00%, 06/28/01.................................     205,000
    250,000     Metro Pacific Capital Ltd. Sub. Deb. Cv.
                  2.50%, 04/11/03..................................     292,500
 20,000,000(b)  Mitsui & Co. Ltd. Sub. Deb. Cv.
                  1.50%, 03/31/03..................................     175,453
                                                                     ----------
                                                                      1,114,699
                                                                     ----------
                INDUSTRIAL EQUIPMENT AND SUPPLIES -- 6.28%
    200,000     Alfa S.A. de C.V. Sub. Deb. Cv.
                  8.00%, 09/15/00(e)...............................     253,000
    250,000     Qingling Motors Ltd.
                  3.50%, 01/22/02..................................     247,188
    200,000     Thermo Electron Corporation Sub. Deb. Cv
                  4.25%, 01/01/03..................................     214,000
                                                                     ----------
                                                                        714,188
                                                                     ----------
                METALS AND MINING -- 5.65%
    300,000(d)  Hoogovens Groep BV Sub. Deb. Cv.
                  4.50%, 04/11/01..................................     189,691
    200,000     Randgold Finance
                  7.00%, 10/03/01(e)...............................     207,000
    250,000     Stillwater Mining Ltd. Sub. Deb. Cv.
                  7.00%, 05/01/03..................................     246,250
                                                                     ----------
                                                                        642,941
                                                                     ----------
                REAL ESTATE / DEVELOPMENT -- 8.02%
    150,000     Hemaraj Land Development Co. Sub.
                  Deb. Cv. 3.50% 09/09/03..........................     156,937
    250,000     IRSA 4.50%,
                  08/02/03(e)......................................     269,687
    150,000     Liberty Property Trust Sub. Deb. Cv.
                  8.00%, 07/01/01..................................     184,313
    100,000     Paliburg International
                  3.50%, 02/06/01(e)...............................     100,000
    200,000     Sino Land Company
                  5.00%, 02/26/01..................................     201,000
                                                                     ----------
                                                                        911,937
                                                                     ----------

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- March 31, 1997 (Unaudited)
================================================================================
 Principal
   Amount                                                                Market
 of Shares                                                               Value
 ---------                                                               -----
                CONVERTIBLE CORPORATE BONDS (continued)

                RETAIL -- 3.33%
$   250,000     Far Eastern Department Stores Co. Sub
                  Deb. Cv. 3%, 07/06/01............................  $  261,250
    100,000     Federated Department Stores Sub. Deb. Cv.
                  5.00%, 10/01/03..................................     117,250
                                                                     ----------
                                                                        378,500
                                                                     ----------
                TELECOMMUNICATIONS -- 6.85%
    200,000     Scandinavian Broadcasting System SA
                  Sub. Deb. Cv. 7.25%, 08/01/05....................     182,500
    250,000     Tele-Communications International, Inc.
                  4.50%, 02/15/06..................................     186,250
    250,000     Telekom Malaysia Berhad Sub. Deb. Cv.
                  4.00%, 10/03/04..................................     237,812
    100,000(c)  United News & Media plc
                  6.125%, 12/03/03.................................     173,840
                                                                     ----------
                                                                        780,402
                                                                     ----------
                TRANSPORTATION -- 5.47%
    150,000(c)  British Airport Authority plc Sub. Deb. Cv.
                  5.75%, 03/29/06..................................     257,071
    107,000     International Container Terminal Services
                  Sub. Deb. Cv. 5.00%, 09/15/01(e).................     107,000
 10,000,000(b)  Nippon Yusen Kabushiki Kaisha
                  Sub. Deb. Cv. 2.00%, 09/29/00....................      84,815
    150,000     Yang Ming Marine Transport Sub. Deb. Cv.
                  2.00%, 10/06/01..................................     174,000
                                                                     ----------
                                                                        622,886
                                                                     ----------
                TOTAL CONVERTIBLE CORPORATE BONDS                     8,359,504
                                                                     ----------
                CONVERTIBLE PREFERRED STOCKS -- 17.71%
                BROADCASTING -- 2.38%
      2,000     Granite Broadcasting Company Pfd...................      98,000
     20,000     Triathlon Broadcasting Co. Pfd.....................     172,500
                                                                     ----------
                                                                        270,500
                                                                     ----------
                CABLE -- 1.00%
      5,500     Cablevision Systems Corporation Pfd................     113,438
                                                                     ----------
                FINANCIAL SERVICES -- 1.47%
      3,000     Banco Comercial Portugues, SA......................     167,250
                                                                     ----------
                INDUSTRIAL EQUIPMENT & SUPPLIES -- 3.61%
      5,000     Atlantic Richfield (Arco) 9.00% Cv. Pfd............     110,000
        800     Case Corp. Pfd. A..................................     100,122
     11,000     Cooper Industries, Inc. 6.00% Cv. Pfd..............     200,750
                                                                     ----------
                                                                        410,872
                                                                     ----------

                                                                        Market
   Shares                                                               Value
   ------                                                               -----
                METALS AND MINING -- 1.94%
     10,000     Durban Roodepoort Deep, Ltd. Pfd...................  $   79,185
      5,000     Freeport-McMoRan Copper & Gold Inc.
                  7% Cv. Pfd.......................................     141,250
                                                                     ----------
                                                                        220,435
                                                                     ----------
                PRINTING & PUBLISHING -- 0.91%
      2,000     Golden Books Family Entertainment, Inc.............     104,000
                                                                     ----------
                REAL ESTATE / DEVELOPMENT -- 1.71%
      6,000     Security Capital Pacific Trust Pfd. Ser A..........     195,000
                                                                     ----------
                TELECOMMUNICATIONS -- 4.69%
      3,000     Globalstar Telecommunications
                  6.5% Cv. Pfd.(e).................................     151,500
      5,000     Nortel Inversora SA Pfd............................     225,000
      2,000     Worldcom Inc.......................................     157,000
                                                                     ----------
                                                                        533,500
                                                                     ----------
                TOTAL CONVERTIBLE PREFERRED STOCKS.................   2,014,995
                                                                     ----------
                COMMON STOCKS -- 5.27%
                AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.35%
      4,545     Michelin -B New....................................     267,732
                                                                     ----------
                REAL ESTATE DEVELOPMENT -- 1.41%
     19,700     Hemaraj Land Development Co........................      70,519
    135,000     Tanayong Co. Ltd...................................      89,636
                                                                     ----------
                                                                        160,155
                                                                     ----------
                SPECIALTY CHEMICALS -- 0.79%
      2,500     IMC Global Inc.....................................      90,313
                                                                     ----------
                TELECOMMUNICATIONS -- 0.72%
     13,000     Total Access Communications, plc...................      81,250
                                                                     ----------
                TOTAL COMMON STOCKS................................     599,450
                                                                     ----------
                WARRANTS -- 0.68%
                DIVERSIFIED INDUSTRIAL -- 0.53%
        500     Cosmo Oil  Warrants *..............................      12,750
        100     Fujikura Warrants *................................      20,000
        100     Mori Seiki Warrants *..............................      27,500
                                                                     ----------
                                                                         60,250
                                                                     ----------
                ENTERTAINMENT -- 0.15%
         50     Shochiku  Warrant *................................      17,500
                                                                     ----------
                TOTAL WARRANTS.....................................      77,750
                                                                     ----------
                TOTAL INVESTMENTS -- 97.14%........................  11,051,699
                                                                     ----------

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- March 31, 1997 (Unaudited)
================================================================================
                                                                       Market
                                                                       Value
                                                                       -----
                Cash and Other Assets,
                  Less Liabilities -- 2.86% ......................  $   325,501
                                                                    -----------
                NET ASSETS -- 100.00%
                  (1,107,638 shares outstanding) .................  $11,377,200
                                                                    ===========
                Net Asset Value and Redemption Price
                  Per Share ......................................       $10.27
                                                                    ===========

     Number of
     Contracts
     ---------
                PUT OPTIONS
      2,000     S & P 500 April 1997 $665.00 .....................  $    46,000
                                                                    -----------
                TOTAL PUT OPTIONS ................................  $    46,000
                                                                    ===========
                PUT OPTIONS WRITTEN
      4,000     S & P 500 April 1997 $655.00 .....................  $   114,000
                                                                    -----------
                TOTAL PUT OPTIONS WRITTEN ........................  $   114,000
                                                                    ===========
                FORWARD FOREIGN
                 CURRENCY EXCHANGE
  2,576,500(a)  Sold  French Francs ..............................    ($458,713)
                 at Foreign Exchange Rate 5.6186 .................
                 due 05/30/97 ....................................
  1,314,250(a)  Sold French Francs at Foreign
                 Exchange Rate 5.6122 due 06/11/97 ...............     (234,177)
   300,000(c)   Sold British Pound at Foreign
                 Exchange Rate 1.6316 due 05/30/97 ...............     (490,830)
                                                                    -----------

                TOTAL FORWARD FOREIGN
                 CURRENCY EXCHANGE ...............................  ($1,183,720)
                                                                    ===========

----------
(a) - Principal amount denoted in French Francs.
(b) - Principal amount denoted in Japanese Yen.
(c) - Principal amount denoted in British Pounds.
(d) - Principal amount denoted in Dutch Guilders.
(e) - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*   - Non-Income producing security.

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
                        Gabelli Global Series Funds, Inc.
                 The Gabelli Global Convertible Securities Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                        Karl Otto Pohl
Chairman and Chief                           Former President
Investment Officer                           Deutsche Bundesbank
Gabelli Funds, Inc.
                                             Werner J. Roeder, MD
Felix J. Christiana                          Director of Surgery
Former Senior                                Lawrence Hospital
Vice President
Dollar Dry Dock Savings Bank                 Anthonie C. van Ekris
                                             Managing DIrector
Anthony J. Colavita                          BALMAC International, Inc.
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                                    Officers

Mario J. Gabelli, CFA                        A. Hartswell Woodson, III
President                                    Vice President and
                                             Portfolio Manager
Bruce N. Alpert
Vice President and                           James E. McKee
Treasurer                                    Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                      State Street Bank and Trust Company

                                 Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general information of the shareholders of The
Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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           [PHOTO]


The
Gabelli
Global
Convertible
Securities
Fund

FIRST QUARTER REPORT
      MARCH 31, 1997